Other Income, Net (Tables)	12 Months Ended
Dec. 31, 2020
Other Income And Expenses [Abstract]
Schedule of Other Income, Net

	Years ended December 31,
(In thousands)	2018	2019	2020
Foreign exchange losses, net	(543)	(1,893)	(153)
Government grants (note)	701	1,662	2,283
Gains on disposal of property and equipment, net	542	339	375
Fair value gains on other investments	—	—	4,909
Others	(42)	182	140
Total	658	290	7,554

Note:

Government grants mainly represent amounts received from central and local governments in connection with the Group’s investments in local business districts and contributions to technology development.